UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2007

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Lancaster Avenue Malvern, PA 19355		19355-2143

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

Vishay Intertechnology, Inc. previously reported that it entered into agreements for the purchase of International Rectifier Corporation’s Power Control Systems (“PCS”) business.

On January 24, 2007, Vishay and International Rectifier issued press releases announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the sale has expired and that Vishay and IR have mutually agreed to a closing by April 1, 2007.  Previously, the projected date for closing was February 26, 2007.  The agreements remain subject to customary closing conditions.

A copy of the press release issued by Vishay is included as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 24, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2007

VISHAY INTERTECHNOLOGY, INC.

	By:	/s/ Richard N. Grubb

	Name:	Richard N. Grubb
	Title:	Executive Vice President and Chief Financial Officer